AFTER RECORDING PLEASE RETURN TO:

Richard L. Reppert, Esq.
Jones, Day, Reavis & Pogue
North Point
901 Lakeside Avenue
Cleveland, Ohio  44114

THIS PROPERTY IS ONE OF SEVERAL PROPERTIES SECURING A LOAN
DESCRIBED IN THE LOAN AGREEMENT DESCRIBED HEREIN, AND FOR
PURPOSES OF SECTION 12-105(a) OF THE TAX-PROPERTY ARTICLE OF THE
CODE OF MARYLAND AND CALCULATION OF RECORDATION TAX, THE PRO RATA
AMOUNT OF THE TOTAL DEBT AS EVIDENCED BY THE NOTE WHICH IS
PROPERLY ALLOCABLE TO THIS PROPERTY IS $3,112,500.

THE AGGREGATE PRINCIPAL AMOUNT TO BE SECURED BY THIS INSTRUMENT
AT ANY ONE TIME IS $27,990,000.


              Deed of Trust and Security Agreement

AIP PROPERTIES #3, L.P., a Delaware limited partnership,
Grantor, having an office at
6210 North Beltline, Suite 90
Irving, Texas  75063-2656

to

Richard L. Reppert, Trustee,

for the benefit of

Life Investors Insurance Company of America, an Iowa corporation,
Beneficiary, having an office
c/o AEGON USA Realty Advisors, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

Loan Amount:  $27,990,000
Premises:  Parcel E, Block A, Patapsco Industrial Resubdivision,
Anne Arundel County,




Loan Number 87489
Patapsco Industrial Center

              Deed of Trust and Security Agreement
        (with UCC Financing Statement for Fixture Filing)

This Deed of Trust and Security Agreement is made and given this ___ day of November, 1996 by AIP Properties #3, L.P., a limited partnership organized under the laws of Delaware, having an office at 6210 North Beltline, Suite 90, Irving, Texas 75063-2656 ("Grantor"), to Richard L. Reppert, as Trustee, whose mailing address is c/o Jones, Day, Reavis & Pogue, Metropolitan Square, 1450 G Street, N.W., Washington, D.C. 20005-2088 ("Trustee"), for the benefit of Life Investors Insurance Company of America, a corporation organized under the laws of Iowa, having an office c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-5223 ("Beneficiary"). The definitions of capitalized terms used in this Deed of Trust may be found either in Section 3 below, or through the cross-references provided in that Section.


1.   RECITALS
     Under the terms of a commercial mortgage Revised Mortgage Loan Application and Commitment dated July 18, 1996 (the "Commitment"), AEGON USA Realty Advisors, Inc. ("AEGON"), as agent for Beneficiary, agreed to fund a loan in an original principal amount to be determined in accordance with procedures described in the Commitment (the "Loan"). Beneficiary has funded the Loan in the principal amount of $27,990,000 in accordance with the Commitment, and to evidence the Loan Grantor has executed and delivered to Beneficiary ten promissory notes in the aggregate amount of $27,990,000.
     The Commitment requires that the Loan be secured by certain real property and by certain tangible and intangible personal property.


2.   GRANTING CLAUSE
     To secure the repayment of the Indebtedness, and in consideration of the sum of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, Grantor grants, bargains, sells, warrants, conveys, alienates, releases, assigns, sets over and confirms to Trustee, in trust with the power of sale for the benefit of Beneficiary, and to his successors and assigns forever, the Real Property, the Leases, the Rents, the Assigned Rights, the Condemnation Proceeds, and the Insurance Proceeds, and grants to Beneficiary a security interest in the Personal Property.


3.   DEFINED TERMS
          Appurtenant Easements
               means   the  declarations,  easements,  covenants,
               restrictions and agreements, if any, identified on the attached Exhibit A.
          Assigned Rights
               means all of Grantor's rights (whether presently existing or arising in the future) under all contracts, claims and licenses that relate to the Real Property and may benefit its owner, including air rights, mineral rights, water rights, claims against third parties for damages to the Property, construction, roof and equipment guarantees and
               warranties,   building   licenses   and   permits,
               management contracts, service contracts, leases of Fixtures or of Personal Property, and all of
               Grantor's  right,  title  and  interest   (whether
               presently existing or arising in the future) in and to unearned insurance premiums, any greater estate in the Real Property, trade names, property management files, accounting books and records,
               trademarks,     tradestyles,    service     marks,
               copyrights,  accounting books  and  records,  site
               plans,   surveys,  blueprints,  and   construction
               drawings, plans and specifications, and the work product of architects, environmental consultants, property tax consultants, engineers, and any other third party contractors whose services benefit the Real Property.
          Assignment of Leases and Rents
               means the Loan Document bearing this heading.
          Business Day
               means any day when state and federal banks are open for business in Cedar Rapids, Iowa.
          Condemnation Proceeds
               means all money or other property that has been, or is in the future, awarded or agreed to be paid or given in connection with any taking by eminent domain of all or any part of the Real Property (including a taking through the vacation of any street dedication or through a change of grade of such a street), either permanent or temporary, or in connection with any purchase in lieu of such a taking, or as a part of any related settlement.
          Conditional Grace Period
               means a period of thirty (30) days, except when applicable to a failure of any term, condition, or provision under this Deed of Trust which arises from facts, circumstances, acts, or omissions which are not the fault of Grantor, in which in which case Conditional Grace Period shall mean a period of sixty (60) days.
          Default
               means any of the acts, omissions, or circumstances specified in Section 10 below.
          Environmental Indemnity Agreement
               means    each    of   the   documents    captioned
               "Environmental Indemnity Agreement" executed with respect to the Real Property and the real property encumbered by the Other Deeds of Trust.
          Environmental Laws
               means  all  present  and  future  laws,  statutes,
               ordinances,   rules,  regulations,   orders,   and
               determinations   of  any  Governmental   Authority
               pertaining  to  health, underground  storage  tank
               regulation   or   removal,   protection   of   the
               environment,    natural    resources,    wetlands,
               conservation,    wildlife,    waste    management,
               regulation   of  activities  involving   Hazardous
               Substances, and pollution, or relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession,
               presence,      use,      generation,      storage,
               transportation,   treatment,  release,   emission,
               discharge, disposal, abatement, cleanup,  removal,
               remediation   or   handling   of   any   Hazardous
               Substances,  including,  without  limitation,  the
               Comprehensive       Environmental        Response,
               Compensation,  and Liability Act, 42  U.S.C.  9601
               et    seq.,    the   Superfund   Amendments    and
               Reauthorization   Act   of   1986,    42    U.S.C.
               9601(20)(D),   the   Resource   Conservation   and
               Recovery Act, 42 U.S.C. 6901 et seq., the Federal Water Pollution Control Act, as amended by the
               Clean  Water  Act , 33 U.S.C. 1251  et  seq.,  the
               Clean  Air  Act , 42 U.S.C. 7401 et seq.  and  the
               Toxic Substances Control Act, 15 U.S.C. 2601 et seq., all as amended from time to time.
          ESA
               means the written environmental site assessment of the Real Property prepared by a consultant hired directly by Beneficiary under the terms of the Commitment.
          Escrow Expenses
               means those expenses in respect of Insurance Premiums and Impositions that Beneficiary elects to pay directly from the Escrow Fund using moneys accumulated through the collection of Monthly Escrow Payments.
          Escrow Fund
               means the accounting entry maintained on the books of Beneficiary as funds available for the payment of Escrow Expenses under the terms of this Deed of Trust.
          Financing Statements
               means   the   Uniform  Commercial  Code  financing
               statements filed to perfect the security interests securing the Indebtedness, as amended or extended from time to time.
          Fixtures
               means    all   materials,   supplies,   equipment,
               apparatus   and  other  items  now  or   hereafter
               attached to or installed on the Real Property in a manner that causes them to become fixtures under the law of Maryland, including all built-in or
               attached   furniture  or  appliances,   elevators,
               escalators,   heating,   ventilating    and    air
               conditioning    system    components,    emergency
               electrical generators and related fuel storage or delivery systems, septic system components, storm windows, doors, electrical equipment, plumbing,
               water   conditioning,  lighting,  cleaning,   snow
               removal, lawn, landscaping, irrigation, security, incinerating, firefighting, sprinkler or other fire safety equipment, bridge cranes or other installed materials handling equipment, satellite dishes or other telecommunication equipment, built-in video conferencing equipment, sound systems or other audiovisual equipment, and cable television distribution systems. Fixtures do not include
               trade   fixtures,  office  furniture  and   office
               equipment owned by tenants and neither necessary nor desirable for the operation of the Real
               Property   as  income-producing  commercial   real
               estate.
          Governmental Authority
               means   any   political  entity  with  the   legal
               authority  to  impose  any  requirement   on   the
               Property, including the governments of the  United
               States,   the  State  of  Maryland,  Anne  Arundel
               County, and any other entity with jurisdiction  to
               decide,   regulate,  or  affect   the   ownership,
               construction,    use,    occupancy,    possession,
               operation,   maintenance,   alteration,    repair,
               demolition or reconstruction of any portion or element of the Real Property.
          Hazardous Substances
               means:   (A)   any  hazardous  wastes   or   toxic
               chemicals, materials, substances or wastes as defined by the Environmental Laws; (B) any "oil," as defined by the Clean Water Act and regulations promulgated thereunder (including crude oil or any fraction of crude oil); (C) any substance, the
               presence  of  which  is  now  or  in  the   future
               prohibited,   regulated  or  controlled   by   any
               Environmental  Law or any other  law,  regulation,
               statute   or   ordinance   of   any   Governmental
               Authority; (D) any asbestos or asbestos containing
               materials,   (E)  any  polychlorinated   biphenyls
               ("PCBs"), (E) urea formaldehyde, (F) atmospheric radon at levels over four picocuries per cubic liter; (G) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor,
               soot,    fumes,    alkalis,   acids,    chemicals,
               pesticides, herbicides, sewage, industrial sludge or similar wastes, and (H) any industrial, nuclear
               or   medical   by-products.   However,  "Hazardous
               Substances"   include   neither   (a)   immaterial
               quantities   of   automotive  motor   oil   leaked
               inadvertently from vehicles in the ordinary course of the operation of the Real Property and cleaned
               up   in   accordance   with  reasonable   property
               management procedures and any applicable  law  nor
               (b)    immaterial   quantities    of    substances
               customarily and prudently used in the cleaning and maintenance of the Real Property in accordance with any applicable law.
          Impositions
               means   all  real  and  personal  property  taxes;
               general  or  special  assessments;  ground   rent;
               water,  gas,  sewer,  vault,  electric  or   other
               utility rates and charges; common charges; owners' association dues or fees; ground rent; personal and ad valorem property taxes; fees for any easement, license or agreement maintained for the benefit of the Property; and any and all other taxes, levies, user fees, claims, charges and assessments whatsoever that at any time may be assessed, levied or imposed on the Property or upon its ownership, use, occupancy or enjoyment, and any related costs, interest or penalties.
          Improvements
               means all buildings and improvements of any kind erected or placed on the Land now or in the future, including the Fixtures, together with all
               appurtenant    rights,   privileges,    easements,
               tenements,   hereditaments,  titles,   reversions,
               remainders and other interests.
          Indebtedness
               means all sums that are owed or become due pursuant to the terms of the Notes, this Deed of
               Trust,   or  any  of  the  other  Loan  Documents,
               including scheduled principal payments, scheduled interest payments, default interest, late charges,
               prepayment   premiums,  accelerated   or   matured
               principal balances, advances, collection costs, receivership costs, fees and costs of the Trustee and all other financial obligations of Grantor incurred in connection with the Loan transaction.
          Indemnity Agreements
               means  each  of the documents captioned "Indemnity
               Agreement"   executed   by   American   Industrial
               Properties REIT of even date herewith.
          Insurance Premiums
               means all premiums or other charges required to maintain in force any and all insurance policies that this Deed of Trust requires that Grantor maintain.
          Insurance Proceeds
               means  all  proceeds  of  all  insurance  now   or
               hereafter carried by or payable to Grantor with respect to the Property, or the interruption of rents or income derived from the Property, all unearned insurance premiums and all related claims or demands.
          Land
               that certain tract of land located in Anne Arundel
               County,  Maryland,  which  is  described  on   the
               attached    Exhibit   A,   together    with    all
               appurtenances,  including  all  Grantor's   right,
               title and interest to and in the air space above the Land and all alley, party wall, drainage, sewer, mineral, water, oil and gas, vault and
               other    rights,   estates,   titles,   interests,
               privileges,  easements, tenements,  hereditaments,
               titles,  royalties,  reversions,  remainders   and
               other interests.
          Leases
               means    all    leases,    subleases,    licenses,
               concessions,   extensions,  renewals   and   other
               agreements (whether written or oral, and whether presently effective or made in the future) through which Grantor grants any possessory interest in and to, or any right to occupy or use, all or any
               part   of  the  Real  Property,  and  any  related
               guaranties.
          Legal Requirements
               means  all  laws,  statutes,  rules,  regulations,
               ordinances,   judicial  decisions,  administrative
               decisions, building permits, development permits, certificates of occupancy, or other requirements of any Governmental Authority.
          Loan Agreement
               means that certain Loan Agreement of even date herewith, by and among, Grantor, Beneficiary, and
               American   Industrial  Properties  REIT,   wherein
               Beneficiary agrees to make the Loan to Grantor.
          Loan Documents
               means   all  documents  evidencing  the  Loan   or
               delivered in connection with the Loan (including the Notes, this Deed of Trust, and the Other Deeds of Trust), whether entered into at the closing of
               the   Loan  or  in  the  future,  other  than  the
               Environmental   Indemnity   Agreements   and   the
               Indemnity Agreements, which are not Loan Documents and are not secured hereby.
          Monthly Escrow Payment
               means   the   sum   of   the  Monthly   Imposition
               Requirement,   the   Monthly   Insurance   Premium
               Requirement, and the Monthly Reserve Requirement. Monthly Imposition Requirement
               means  one-twelfth  of  the  annual  amount   that
               Beneficiary   estimates   (based   on    available
               historical data and, if future Impositions are as yet undetermined, on a 5% annual inflation factor) will be required to permit the timely payment of the Impositions by Beneficiary.
          Monthly Insurance Premium Requirement
               means  one-twelfth  of  the  annual  amount   that
               Beneficiary   estimates   (based   on    available
               historical data and using, if future Insurance Premiums are as yet undetermined, a 5% inflation factor) will be required to permit the timely payment of the Insurance Premiums by Beneficiary.
          Monthly Reserve Requirement
               means the amount that Beneficiary estimates will, over the subsequent twelve months, result in the accumulation of a surplus in the Escrow Fund equal to one-sixth of the sum of the Annual Imposition
               Requirement  and  the  Annual  Insurance   Premium
               Requirement.
          Note
               means any one of the ten promissory notes made by Grantor in the aggregate amount of $27,990,000, together with all extensions and modifications. .
          Notes
               means the ten promissory notes made by Grantor in the aggregate amount of $27,990,000, together with all extensions and modifications of any one or more of them.
          Notice
               means a notice given in accordance with the provisions of Subsection 25.10.
          Obligations
               means all of the obligations required to be performed under the terms and conditions of any of the Loan Documents by any person other than the Trustee or Beneficiary.
          Obligor
               means Grantor or any other natural person, trust or business organization that is liable under the Loan Documents for the payment of any portion of the Indebtedness, or the performance of any other Obligation, under any circumstances.
          Other Deeds of Trust
               means  the three other Deeds of Trust and Security
               Agreements  executed  by  Grantor  of  even   date
               herewith   for  the  benefit  of  Beneficiary   as
               security for the Notes and encumbering, inter alia, real property owned by Grantor in the States of California and Texas.
          Permitted Encumbrances
               means the encumbrances or other matters listed  on
               Exhibit B.
          Permitted Transfer
               means a transfer specifically described in Section
               11 as permitted.
          Personal Property
               means all materials, appliances, equipment or items located at the Real Property now or in the future and that may be incorporated in the Real
               Property  through  construction,  attachment,   or
               installation, or that are used, or are capable of being used, in the operation of the Real Property
               as   commercial   real   estate,   including   (i)
               appliances, equipment or items required under any lease to be provided by Grantor to any tenant,
               (ii)  materials  or  equipment  for  use  in   the
               maintenance, alteration, landscaping or repair of the Real Property, including snow removal, lawn, landscaping, irrigation, security, incineration, and hazardous waste storage, monitoring, testing, containment or abatement supplies and equipment;
               (iii) electrical lights and fixtures (whether or not permanently wired), backup generators and related fuel storage and delivery systems, (iv) rugs, carpeting, office furnishings, art work,
               decorations,   window  treatments  and   equipment
               located in any on-site leasing office, located in any lobby, hall or other common area, or used in connection with any "executive suites" operation,
               (v) vehicles used to transport prospective tenants or to maintain or operate the Real Property, (vi)
               components   of  heating,  ventilation   and   air
               conditioning  systems  and  air  quality   testing
               equipment, (vii) spare or detached parts for elevators, escalators or other mechanical systems,
               (viii)   all   site   or   building   plans    and
               specifications,    construction    records,    and
               architectural or engineering drawings relating to the Real Property, (ix) sewer or septic system components, (x) water wells, whether for purposes
               of   water   supply  or  groundwater  testing   or
               sampling,  (xi) components of plumbing  and  water
               conditioning    systems,    (xii)    firefighting,
               sprinkler or other fire safety equipment, (xiii) central telephone switches, antennae, satellite dishes or other telecommunication equipment, and
               (xiv)    video   conferencing   equipment,   audio
               equipment   and   cable  television   distribution
               systems.
          Property
               means the Real Property, the Personal Property, the Leases, the Rents, the Assigned Rights, the Condemnation Proceeds and the Insurance Proceeds.
          Real Property
               means the Land, the Improvements, the Fixtures, and all of Grantor's right, title and interest to all appurtenant rights, privileges, tenements, hereditaments, easements, or other interests that run with the Land, including any Appurtenant Easements, benefits of railroad sidings, drainage rights, sewer rights and rights of ingress and egress.
          Recourse Obligations
               means the recourse obligations, or "carveouts," that are defined in the Notes and in Section 21.
          Rents
               means all rents, lease termination fees, proceeds of letters of credit or other devices securing
               future    rental   payments,   revenues,   income,
               proceeds, royalties, profits and other benefits paid or payable for using, leasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting, or otherwise enjoying the Real Property, whether presently existing or arising in the future, to which Grantor may now or hereafter become entitled or may demand or claim.
          Threshold Number
               means $250,000.
          Trustee
               means Richard L. Reppert and his successors and assigns.


4.   TITLE
     Grantor represents to and covenants with Beneficiary and with its successors and assigns, that at the point in time of the grant of the lien created by this Deed of Trust,
     Grantor is well seized of good and indefeasible estate to the Real Property, in fee simple absolute, subject to no lien or encumbrance except the Permitted Encumbrances. Grantor has good and merchantable title to the Personal Property, and has the uncontestable right to grant a first priority security interest in the Personal Property, free of any rights of lessors or of sellers under conditional sales contracts or other financing arrangements. Grantor warrants this estate and title to Beneficiary and to its successors and assigns forever, against all lawful claims and demands. Grantor shall maintain mortgagee title insurance from a solvent carrier, insuring Beneficiary in the amount of $3,112,500 or such lesser amount agreed upon by Beneficiary, that the Deed of Trust constitutes the first and best lien on the Real Property. This Deed of Trust is and shall remain a valid and enforceable first lien on the Real
     Property, and if the validity or enforceability of this first lien is attacked or called into question, Grantor shall diligently and continuously defend it through appropriate proceedings. Should it fail to do so, Beneficiary may at Grantor's expense take all necessary and proper action, including the engagement and compensation of legal counsel, the prosecution or defense of litigation, and the compromise or discharge of claims. Grantor shall defend, indemnify and hold Beneficiary harmless in any suit or proceeding brought to challenge or attack the validity, enforceability or priority of the lien granted by this Deed of Trust. If a prior mechanics' or materialmen's lien on the Real Property arises by operation of statute during any construction or repair of the Improvements, Grantor shall either cause the lien to be discharged by paying when due any amounts owed to such persons, or shall comply with
     Section 12 of this Deed of Trust.


5.   REPRESENTATIONS AND WARRANTIES
     Grantor (i) represents to Beneficiary, and to its successors and assigns, that the following statements are true as of the date of this Deed of Trust, and (ii) warrants to Beneficiary, and to its successors and assigns, that the following statements shall remain true during the term of the Loan:
     5.1  Formation and Existence
          Grantor is a limited partnership duly formed and validly existing under the laws of Delaware, is duly qualified to do business in and is in good standing under, the laws of Maryland, and has obtained all licenses and permits and filed all statements of fictitious name and registrations necessary for the lawful operation of its business.
     5.2  Power and Authority
          Grantor has full power and authority to carry on its business as presently conducted, to own the Property, to execute and deliver the Loan Documents that it has executed, and to perform its obligations under them.
     5.3  Due Authorization
          The Loan transaction and the performance of all of Grantor's obligations under the Loan Documents have been duly authorized by all requisite partnership action, and each individual executing any Loan Document on behalf of Grantor has been duly authorized to do so.
     5.4  No Default or Violations
          The execution and performance of Grantor's obligations under the Loan Documents will not result in any breach of, or constitute a default under, any contract, agreement, document or other instrument to which Grantor is a party or by which Grantor may be bound or affected, and do not and will not violate or contravene any law to which Grantor is subject; nor do any such other instruments impose or contemplate any obligations which are or will be inconsistent with the Loan Documents.
     5.5  No Further Approvals or Actions Required
          No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or agency or other governmental authority is necessary in connection with the authorization, execution and delivery of the Loan Documents by Grantor.
     5.6  Due Execution and Delivery
          Each of the Loan Documents to which Grantor is a party has been duly executed and delivered on behalf of Grantor.
     5.7  Legal, Binding, Valid and Enforceable
          Each of the Loan Documents to which Grantor is a party constitutes the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity).
     5.8  Accurate Financial Information
          All financial information furnished by Grantor to Beneficiary in connection with the application for the Loan is true, correct and complete in all material respects and does not omit to state any fact or circumstance necessary to make the statements in them not misleading, and there has been no material adverse change in the financial condition of Grantor since the date of such financial information.
     5.9  Compliance with Legal Requirements
          All governmental approvals, and licenses required in order for Grantor to conduct its business and maintain and operate the Real Property in compliance with applicable law are in full force and effect, and the Real Property currently is being operated in compliance with all applicable legal requirements in all material respects.
     5.10 Contracts and Franchises
          All contracts and franchises necessary in order for Grantor to conduct its business and operate the Real Property in accordance with good commercial practice are in force.
     5.11 No Condemnation Proceeding
          The Grantor has no knowledge of any present, pending or threatened condemnation proceeding or award affecting the Real Property.
     5.12 No Casualty
          No damage to the Real Property by any fire or other casualty has occurred and remained unrepaired.
     5.13 Complete Lots and Tax Parcels
          The Land is comprised exclusively of tax parcels that are entirely included within the Land, and of subdivision lots that are entirely included within the Land.


6.   COVENANTS
     6.1  Payment and Performance
          Grantor shall pay the Indebtedness and perform all of its other obligations under the Loan Documents, as and when the Loan Documents require such payment and performance.
     6.2  Payment of Impositions
          The Grantor shall pay the Impositions on or before the last day on which they may be paid without penalty or interest, and shall, within thirty days of such payment, furnish Beneficiary with a paid receipt or a canceled check as evidence of payment. If Beneficiary does not receive such evidence, Beneficiary may secure it directly. If it does so, Beneficiary will charge Grantor an administrative fee of $250 for securing the evidence of payment. This fee will be a demand obligation under the terms of this Deed of Trust. The Grantor may meet the requirements of this Subsection by remitting the Monthly Escrow Payments when due, by immediately providing notice to Beneficiary of any new Imposition or increased Imposition unknown to Beneficiary, and by paying to Beneficiary on demand any amount required to increase the Escrow Fund to an amount sufficient to permit Beneficiary to pay all Impositions from the Escrow Fund on time. If Grantor wishes to contest the validity or amount of an Imposition, it may do so by complying with Section 12. If any new Legal Requirement taxes the Deed of Trust so that the yield on the Indebtedness would be reduced, and Grantor may lawfully pay the tax or reimburse Beneficiary for its payment, Grantor shall do so.
     6.3  Maintenance of the Real Property
          Grantor shall not commit or permit any waste of the Real Property as a physical or economic asset, and agrees to maintain in good repair the Improvements, including structures, roofs, mechanical systems, parking lots or garages, and other components of the Real Property that are necessary or desirable for the use of the Real Property, or which Grantor as landlord under any Lease is required to maintain for the benefit of any tenant. In its performance of this obligation, Grantor shall promptly and in a good and workmanlike manner repair or restore any elements of the Improvements that are damaged or destroyed as required under Subsection 6.4. The Grantor shall also replace roofs, parking lots, mechanical systems, and other elements of the Real Property requiring periodic replacement. The Grantor shall carry out such replacements no less frequently than would any commercially reasonable owner intending to maintain the maximum income-generating potential of the Real Property over its reasonable economic life. Grantor shall not, without the prior written consent of Beneficiary, demolish, reconfigure, or materially alter the Improvements, but Beneficiary agrees that any request for its consent to such an action shall be deemed given if Beneficiary declines to respond within fifteen (15) Business Days to any written request for such a consent, if the request is accompanied by all materials required to permit Beneficiary to analyze the proposed action.
     6.4  Use of the Real Property
          Grantor shall cause the Real Property to be used as a service center, office, or warehouse property and for no other purpose.
     6.5  Independence of the Real Property
          The Grantor shall maintain the independence of the Real Property from other land and improvements not included within or located on the Land. In fulfilling this covenant, Grantor shall neither take any action which would make it necessary to own or control any property other than the Real Property in order to meet the obligations of the landlord under any Lease, or in order to comply with the Legal Requirements, nor take any action which would cause any land or improvements other than the Land and the Improvements to rely upon the Land or the Improvements for those purposes, nor impair the integrity of the Land as one or more complete subdivided lots and tax parcels.
     6.6  Rebuilding upon Casualty and Remediation of  Effect  of
          Condemnation
          If a casualty occurs, Grantor shall rebuild the Improvements. If any portion of the Real Property is taken by power of eminent domain, Grantor shall remedy its effects. In either case, the rebuilding or remediation shall restore the Real Property's value and potential to generate income in proportion to the amount of the Indebtedness remaining after any application of Insurance Proceeds or Condemnation Proceeds to the Indebtedness.
     6.7  Performance of Landlord Obligations
          Grantor shall perform its obligations as landlord under the Leases, and shall neither take any action, nor fail to take any action, if the action or failure would be inconsistent with the commercially reasonable management of the property for the purpose of enhancing its long-term performance and value. Grantor shall not, without Beneficiary's written consent, extend, modify, terminate or enter into any lease of the Real Property, except in compliance with the Agreement Regarding Leasing, which Beneficiary and Grantor have entered into today, and which grants certain rights, personally, to Grantor.
     6.8  Financial reports and Operating Statements
          During the term of the Loan, Grantor shall maintain complete and accurate accounting and operational records, including copies of all Leases and other written contracts relating to the Real Property, copies of all tax statements, and evidence to support the payment of all material property-related expenses. Within 120 days of the end of each fiscal year, Grantor shall deliver to Beneficiary (A) copies of the consolidated financial statements of Grantor and its general partner, prepared by an independent certified public accountant in accordance with generally accepted accounting principles, consistently applied, (B) a complete and accurate operating statement for the Real Property, and (C) a complete rent roll (listing tenants, unit numbers, square feet occupied and leased, rents, delinquencies, vacancies, other income received and expenses), all certified as true and correct by Grantor and in form satisfactory to Beneficiary. If Grantor fails to deliver the items required in this Subsection, Beneficiary may engage an accounting firm to prepare the required items. In connection with the engagement of this firm and its supervision, Grantor shall pay Beneficiary an administrative fee of $1,000. Grantor shall cooperate fully with any investigative audit required to permit the accounting firm to produce these items, and the fees and expenses incurred in connection with their preparation shall be paid by Grantor on demand.


7.   INSURANCE REQUIREMENTS
     At all times until the Indebtedness is paid in full, Grantor shall maintain insurance coverage and administer insurance claims in compliance with this Section.
     7.1  Required Coverages
          (a)  All Risk/Open Perils Special Form Property
               The Grantor shall maintain coverage of 100% of the
               replacement cost of all insurable elements of  the
               Real Property all tangible Personal Property.   If
               a  coinsurance  clause  is in  effect,  an  agreed
               amount  endorsement is required.  Blanket policies
               must   include   limits  by   property   location.
               Coverage shall extend to the Real Property and  to
               all tangible Personal Property.
          (b)  Broad Form Boiler and Machinery
               If  any such item is located on or about the  Real
               Property,  Grantor shall maintain  this  coverage,
               including a form of business income coverage.
          (c)  Flood
               If the Real Property is located in a special flood
               hazard  area  according to the most current  flood
               insurance rate map issued by the Federal Emergency
               Management  Agency  and  if  flood  insurance   is
               available, Grantor shall maintain flood  insurance
               coverage  of  all  insurable  elements   of   Real
               Property and of all tangible Personal Property.
          (d)  Business Interruption
               The  Grantor  shall maintain a  form  of  business
               income coverage in the amount of 80% of one year's
               business   income  from  the  Property.    Blanket
               policies must include limits by property location.
          (e)  Comprehensive/general liability
               The  Grantor  shall maintain such coverage  (which
               may  be  in  the form of umbrella/excess liability
               insurance) with a $1,000,000 combined single limit
               per  occurrence and a minimum aggregate  limit  of
               $2,000,000.
          (f)  Liquor liability
               The  Grantor  shall  maintain  such  coverage,  if
               applicable  law  may  impose  liability  on  those
               selling, serving, or giving alcoholic beverages to
               others  and if such beverages will be sold, served
               or given on the Real Property by Grantor.
          (g)  Elective coverages
               Beneficiary   may  require  additional   coverages
               appropriate   to  the  property  type   and   site
               location.    Additional  coverages   may   include
               earthquake,  mine  subsidence, sinkhole,  personal
               property, supplemental liability, or coverages  of
               other property-specific risks.
     7.2  How Beneficiary Should Be Named
          On all property policies and coverages (including coverage against loss of business income), Beneficiary must be named as "first mortgagee" under a standard mortgage clause. On all liability policies and coverages, Beneficiary must be named as an "additional insured." Beneficiary should be referred to verbatim as follows: "Life Investors Insurance Company of America and its successors, assigns, and affiliates; as their interest may appear; c/o AEGON USA Realty Advisors, Inc.; Mortgage Loan Dept.; 4333 Edgewood Rd., NE; Cedar Rapids, Iowa 52499-5223."
     7.3  Rating
          Each insurance carrier must be rated A, Class XII, or better by Best's Rating Service, without regard to its parent's or any reinsurer's rating.
     7.4  Deductible
          The maximum deductible on all coverages and policies is
          $25,000.
     7.5  Notices, Changes and Renewals.
          All policies must require the insurance carrier to give Beneficiary a minimum of thirty (30) days notice in the event of cancellation or non-renewal. Grantor shall report to Beneficiary immediately any vacancy, change of title, tenant occupancy or use, physical damage, additional improvements or other factors affecting any insurance contract. An original or certified copy of each policy is required upon renewal. If no such copy is available, Beneficiary will accept a binder for a period not to exceed 90 days. All binders, certificates of insurance, and original or certified copies of policies must name Beneficiary as a named insured, or as an additional insured, must include the complete and accurate property address and must bear the original signature of the issuing insurance agent.
     7.6  Unearned Premiums
          If this Deed of Trust is foreclosed, Beneficiary may at its discretion cancel any of the insurance policies required under this Section and apply any unearned premiums to the Indebtedness.
     7.7  Forced Placement
          If Grantor fails to comply with the requirements of this Section, the Beneficiary may, at its discretion, procure any required insurance. Any premiums paid for such insurance, or the allocable portion of any premium paid by Beneficiary under a blanket policy for such insurance, shall be a demand obligation under this Deed of Trust, and any unearned premiums under such insurance shall comprise Insurance Proceeds and therefore a portion of the Property.


8.   INSURANCE AND CONDEMNATION PROCEEDS
     8.1  Adjustment  of  Insurance  Claims  and  Compromise   of
          Condemnation Awards
          The   Grantor  may  settle  any  insurance   claim   or
          condemnation proceeding if the effect of the casualty or the condemnation may be remediated for $50,000 or
          less.   If a greater sum is required, Grantor  may  not
          settle any such claim or proceeding without the advance written consent of Beneficiary. If a Default exists,
          Grantor   may  not  settle  any  insurance   claim   or
          condemnation proceeding without the advance written consent of Beneficiary.
     8.2  Direct Payment to Beneficiary of Proceeds
          If the Insurance Proceeds received in connection with a casualty or the Condemnation Proceeds received in respect of a condemnation exceed $50,000, or if there is a Default, then such proceeds shall be paid directly to Beneficiary. Beneficiary shall have the right to endorse instruments that evidence proceeds which it is entitled to receive directly.
     8.3  Availability to Grantor of Proceeds
          Grantor shall have the right to use the Insurance Proceeds or the Condemnation Proceeds to rebuild the
          Improvements following a casualty, or the remedy the effect on the Real Property of any condemnation, if the amount received is less than the Threshold Number, provided (a) no condition of Default then exists, (b) no Default with respect to any payment obligation under any of the Loan Documents shall have occurred during the preceding twelve months, (c) no nonmonetary default shall have occurred, been noticed and remained uncured beyond the applicable cure period and (d) the proceeds received by Beneficiary, together with any additional funds deposited with Beneficiary by Grantor, are then sufficient, in Beneficiary's discretion, to restore the Improvements to their condition before the casualty, or to remedy the effect on the Real Property of the
          condemnation.   Beneficiary may condition disbursements
          on   approval  of  plans  and  specifications,  minimum
          disbursement requirements, submittal of certificates of occupancy and other appropriate evidence of completion, updating of Beneficiary's mortgagee title insurance
          coverage  to  insure  the  absence  of  mechanics'   or
          materialmen's liens, disbursement on a percentage of completion basis with a ten percent holdback on all
          disbursements  pending  final  completion,  and   other
          customary  safeguards  for construction  lenders.   All
          transactional  expenses shall be paid by  Grantor.   If
          the amount received in respect of a casualty or condemnation equals or exceeds the Threshold Number, then such proceeds may, at Grantor's option, be used to rebuild or to remedy subject to all of the provisions and procedures described above, but only if the Loan-to-Value ratio of the Property on completion will be 75% or less, as determined by Beneficiary based on its
          appraisal  review,  as  determined  by  repeating   the
          appraisal procedure described in Section 4.2.1  of  the
          Commitment.   If  necessary,  Grantor  shall   make   a
          prepayment of the Loan, without premium, sufficient to achieve this Loan-to-Value ratio. The independent fee appraisal shall be at Grantor's expense, and Grantor shall pay Beneficiary an administrative fee of $2,500 in connection with its review. Beneficiary may require
          that  Grantor  deposit  $10,000  with  Beneficiary   as
          security  for  these  expenses  or  may  pay  the   fee
          appraiser's and administrative fees from the proceeds at its sole discretion.

          Unless Grantor has the right to use the Insurance Proceeds or the Condemnation Proceeds under the foregoing paragraph, Beneficiary may, in its sole and absolute discretion, either apply them to the Loan balance or disburse them for the purposes of repair and reconstruction, or to remedy the effects of the condemnation. No prepayment premium will be charged on amounts applied to reduce the principal balance of the Loan.


9.   ESCROW FUND
     The Grantor shall pay the Monthly Escrow Payment on the first day of every month, commencing January 1, 1997. Any Monthly Escrow Payment received after the tenth day of the month in which it is due shall be subject to a late charge of five percent, which shall not be applied to the Escrow Fund. Beneficiary shall hold Monthly Escrow Payments in a fund from which Beneficiary will pay Escrow Expenses that Beneficiary has anticipated will become payable on a regular basis during the Loan's term, and on which Beneficiary has based its determination of the Monthly Imposition Requirement, the Monthly Insurance Premium Requirement and the Monthly Reserve Requirement. The Escrow Fund will be maintained as an accounting entry in Beneficiary's general account, where it may be commingled with Beneficiary's other funds. Beneficiary may reanalyze the projected Escrow Expenses from time to time and shall advise Grantor of any change in the amount of the Monthly Escrow Payment. Grantor hereby grants to Beneficiary a security interest in the
     Escrow Fund and agrees that, upon the foreclosure of the Deed of Trust, the delivery of a deed in lieu of foreclosure, or the payoff of the Loan, Beneficiary may apply amounts in the Escrow Fund, net of accrued Escrow Expenses, to the Indebtedness. Beneficiary shall remit any amounts in excess of the Indebtedness to Grantor.



10.  DEFAULT
     10.1 Existence of Default
          A Default shall exist immediately upon the occurrence of any of the acts, omissions or circumstances specified in Subsection 10.2 or in Subsection 10.4. Upon the occurrence of any of the acts, omissions or circumstances specified in Subsection 10.3, Beneficiary may deliver written Notice to Grantor of the existence of such an act, omission or circumstance, and that such an act, omission or circumstance shall, if uncured within the Conditional Grace Period, constitute a Default under the Loan Documents. A Default shall exist if the act, omission or circumstance has not been cured prior to expiration of the Conditional Grace Period, or if, following such NoticeGrantor either ceases to pursue the cure of such an act, omission or circumstance with diligence, or repudiates its obligation to effect such a cure.
     10.2 Monetary Defaults
          A   monetary  default  shall  exist  upon  any  of  the
          following:
          (a)  Monthly Principal and Interest Payments
               The  Grantor's failure to pay, or to cause  to  be
               paid, any regular monthly payment of principal and
               interest  due  under  any of  the  Notes,  or  any
               required   Monthly   Escrow   Payment,   so   that
               Beneficiary receives the payment on or before  the
               tenth  day  of the month in which the  payment  is
               due;
          (b)  Matured Indebtedness
               The  Grantor's failure to pay, or to cause  to  be
               paid,  the  Indebtedness when the Loan matures  by
               acceleration  under  Section  13,  because  of   a
               transfer  or encumbrance under Section 16,  or  by
               lapse of time;
          (c)  Demand Obligations
               The  Grantor`s failure to pay, or to cause  to  be
               paid,  within  five Business Days of Beneficiary's
               written  demand, any other amount due  under  this
               Deed of Trust or any of the other  Loan Documents;
     10.3 Curable Nonmonetary Default
          A  curable nonmonetary default shall exist upon any  of
          the following:
          (a)  Entry of a Material Judgment
               The  entry of any judgment against Grantor or  any
               other Obligor, if the judgment may materially  and
               adversely  affect the value, use or  operation  of
               the Real Property;
          (b)  Tax Lien
               The filing of any federal, state or local tax lien
               against  Grantor or any other Obligor, or  against
               the Real Property.
          (c)  Failure of Warranty
               Any  representation made in Section 5 or warranted
               in  any other Loan Document shall become untrue or
               misleading in any material respect.
          (d)  Other Defaults
               The  Grantor's failure to observe any  promise  or
               covenant  made in this Deed of Trust or any  other
               Loan Document, if the failure is not described  in
               Subsection 10.2, in Subsection 10.4, or  elsewhere
               in this Subsection 10.3.
     10.4 Incurable Nonmonetary Default
          An  incurable nonmonetary default shall exist upon  any
          of the following:
          (a)  Material Untruth or Misrepresentation
               Beneficiary`s  discovery that  any  representation
               made  by  Grantor or by any other Obligor  in  any
               Loan  Document  in connection with  the  Loan  was
               untrue  or  misleading in any material respect  at
               the time it was made.
          (b)  Voluntary Bankruptcy Filing
               The filing by Grantor or by any other Obligor of a
               petition   in   bankruptcy  or  for  relief   from
               creditors  under  any present or future  law  that
               affords general protection from creditors.
          (c)  Involuntary Bankruptcy or Similar Filing
               The  Grantor  or  any  other Obligor  becomes  the
               subject  of  an involuntary petition in bankruptcy
               or  of  any  other  action that may  result  in  a
               composition of its debts, that may provide for the
               marshaling  of its assets for the satisfaction  of
               Grantor's or such other Obligor's debts,  or  that
               may  result in the judicially ordered sale of  the
               its  assets  for  the purpose  of  satisfying  its
               obligations to creditors, unless a motion for  the
               dismissal of the petition or other action is filed
               within  ten  days  and results  in  its  dismissal
               within sixty days of the filing of the petition or
               other action.
          (d)  Insolvency
               An  adjudication that Grantor or any other Obligor
               is insolvent.
          (e)  Receivership
               The  appointment of a receiver or trustee to  take
               possession of any of the assets of Grantor  or  of
               any   other  Obligor  unless  a  motion  for   the
               dismissal  of the appointment is filed within  ten
               days  and results in dismissal of the receiver  or
               trustee  within thirty days of the filing  of  the
               petition or other action.
          (f)  Levy or Attachment
               The  taking or seizure of any material portion  of
               the Property under levy of execution or attachment
               unless  a motion for the dismissal of the petition
               or  other  action  is filed within  ten  days  and
               results  in its dismissal within ten days  of  the
               filing of the petition or other action.
          (g)  Death, Dissolution or Liquidation
               The dissolution or liquidation of any Obligor that
               is  not a natural person, or the cessation of  its
               legal  existence shall cease, or the death of  any
               Obligor  who  is  a  natural  person  (unless  the
               dissolution,  liquidation,  cessation   or   death
               results in a Permitted Transfer).
          (h)  Abandonment
               The Grantor's abandonment of the Real Property.
          (i)  Impairment of the Lien by Legal Requirement
               The promulgation by any Governmental Authority  of
               a  Legal  Requirement, or a ruling by a  court  of
               competent jurisdiction, if the effect of the Legal
               Requirement  or ruling is to make the  payment  of
               the  Indebtedness unlawful or usurious, to prevent
               Grantor   or   any  other  Obligor  from   legally
               performing any material obligation under any  Loan
               Documents,  to  materially  impair  the  right  of
               Beneficiary  to  accelerate the Indebtedness  upon
               the  occurrence  of  a  material  Default,  or  to
               materially  impair the right of Beneficiary,  upon
               the failure of Grantor to pay the Indebtedness  at
               its  maturity  through acceleration  or  lapse  of
               time,  to cause the sale of the Real Property  and
               the  to  apply  the proceeds of the  sale  to  the
               Indebtedness.
          (j)  Impairment of Yield through Taxation
               The  promulgation  of any Legal  Requirement  that
               taxes  the Deed of Trust so that the yield on  the
               Indebtedness  would  be reduced,  if  Grantor  may
               neither   lawfully  pay  the  tax   nor   lawfully
               reimburse Beneficiary for its payment.
          (k)  Proceeding to Contest Lien
               The Grantor's institution of any proceeding to contest the validity of Beneficiary's lien on the Property.


11.  RIGHT TO CURE
     Upon Default or upon the failure of Grantor, following a notice given under Subsection 10.3, to diligently pursue the cure of any act, omission or circumstance that may cause Default, Beneficiary shall have the right to cure the Default or the act, omission or circumstance. The expenses of doing so shall be part of the Indebtedness, and Grantor shall pay them to Beneficiary on demand.


12.  CONTEST RIGHTS
     The Grantor may secure the right to contest Impositions and mechanics' or materialmen's liens, through appropriate proceedings conducted in good faith, by depositing with Beneficiary an amount equal to 125% of the amount of the Imposition or the lien, or by depositing a bond or other security acceptable to Beneficiary in its sole discretion. If the contest of the related Imposition or lien is unsuccessful, Beneficiary shall use the amount deposited, or the proceeds of the bond or other security, to pay the Imposition or to satisfy the obligation from which the lien has arisen. Any surplus shall be refunded to Grantor.


13.  DUE ON TRANSFER OR ENCUMBRANCE
     Except  as  expressly permitted by the  terms  of  the  Loan
     Agreement, upon the sale of any portion of the Real Property, or upon any other conveyance, transfer or vesting of any direct or indirect interest in Grantor or the Property, including (i) the direct or indirect transfer of, or the granting of a security interest in, the ownership of Grantor, (ii) any encumbrance (other than a Permitted Encumbrance) of the Real Property and (iii) the granting of any security interest in the Property, the Indebtedness shall, at Beneficiary's option, become immediately due and payable without notice, unless the sale, conveyance, transfer or vesting is a Permitted Transfer.


14.  PERMITTED TRANSFER
     14.1 Certain Transfers of Limited Partnership Interests Transfers of limited partnership interests in the Borrower that do not result in a loss of American Industrial Properties REIT's majority control of the Borrower shall constitute Permitted Transfers.
     14.2 Transfer to an Approved Purchaser
          The Grantor shall have the right, on one occasion during the term of the Loan, to sell or transfer the Property (together with all other real and personal property then securing the Notes) in a transaction approved by Beneficiary. Beneficiary agrees to approve a transfer if the following conditions are satisfied:
          (a)  No Default
               No  Default  shall exist, and no act, omission  or
               circumstance   shall  exist  which,   if   uncured
               following  notice and the passage of  time,  would
               become a Default.
          (b)  Request and Supporting Materials
               Beneficiary shall receive a written request for its approval at least sixty days in advance notice
               of  the  proposed  transfer.   The  request  shall
               specify the identity of the proposed transferee and the terms of the transaction, and shall be
               accompanied  by  the  financial  statements,   tax
               returns,  and  organizational  documents  of   the
               proposed transferee and its principals.
          (c)  Criteria to be Considered
               The   financial  strength,  credit   history   and
               demonstrated property management expertise of the proposed transferee and its principals shall be
               satisfactory   to   Beneficiary   in   its    sole
               discretion.   Beneficiary expressly  reserves  the
               right to withhold its approval of the proposed transfer if the proposed transferee or any of its principals is or has been the subject of any bankruptcy, insolvency, or similar proceeding.
          (d)  Assumption Agreement
               Under the terms of the proposed transfer, the proposed transferee shall assume the Loan, without modification, under the terms of an assumption
               agreement     and     additional     documentation
               satisfactory to Beneficiary in form and substance.
          (e)  Retention of Recourse Obligations
               Under the terms of the assumption agreement and additional documentation, liability for Recourse Obligations arising after the date of the transfer and assumption shall be assumed by the principals of the proposed transferee, and liability for
               Recourse   Obligations  arising   before   or   in
               connection with the transfer shall be retained by those liable for them before the transfer.
          (f)  Title Insurance Endorsement
               The Grantor shall agree to provide an endorsement to Beneficiary's mortgagee title insurance policy, insuring the continued validity and priority of the Deed of Trust following the assumption.
          (g)  Assumption Fee
               Beneficiary  shall  receive an assumption  fee  of
               1.25  percent  of the outstanding balance  of  the
               Loan at the time of the sale or transfer, and Grantor shall agree to reimburse Beneficiary's out-of-pocket expenses incurred in connection with the proposed transfer, including title, recording, and
               attorneys'   fees,  regardless  of   whether   the
               transfer is consummated.


15.  NOTICE OF ASSIGNMENT OF LEASES AND RENTS
     Under the Assignment of Leases and Rents, Grantor has assigned to Beneficiary, and to its successors and assigns, all of Grantor's right and title to, and interest in, the
     Leases,  including  all  rights under  the  Leases  and  all
     benefits  to  be  derived from them.   The  rights  assigned
     include  all  authority of Grantor to  modify  or  terminate
     Leases, or to exercise any remedies, and the benefits assigned include all Rents. This assignment is present and absolute, but under the terms of the Assignment of Leases and Rents, Beneficiary has licensed Grantor to collect and use the Rents, and to exercise the rights assigned in this paragraph, in any way that is consistent with its obligations under the Loan Documents, under its terms. This license, however, expires upon the maturity of the Loan by acceleration or by lapse of time. Beneficiary may terminate the license by written notice upon either (i) Default or
     (ii) the occupancy of more than one-half of the leasable space in the Improvements by a single tenant that is the subject of a petition under the Bankruptcy Code, that has threatened to file such a petition, or whose insolvency is imminent. If the license to collect rents is terminated under clause (ii) and there is no Default, then Beneficiary shall collect the Rent directly, apply it to that portion of the Indebtedness then due and payable, and promptly remit any excess amount to Grantor. Grantor shall promptly remit to Beneficiary any Rents it receives after the expiration or termination of Grantor's license to collect the Rents.


16.  ACCELERATION
     Under   the  terms  of  the  Notes,  if  a  Default  exists,
     Beneficiary may, at its option, without Notice to Grantor, declare the Indebtedness to be immediately due and payable.


17.  RIGHTS OF ENTRY AND TO OPERATE
     17.1 Entry on Property
          If a Default exists, Beneficiary may without notice enter upon the Real Property and take exclusive possession of the Real Property and of all books, records and accounts, all without notice and without being guilty of trespass. If Grantor remains in possession of all or any part of the Property after
          Default and without Beneficiary's prior written consent, Beneficiary may, without notice to Grantor, invoke any and all legal remedies to dispossess Grantor.
     17.2 Operation of Property
          If a Default exists, Beneficiary may hold, lease, manage, operate or otherwise use or permit the use of the Real Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Beneficiary in accordance with the provisions of the Assignment of Leases and Rents.


18.  RECEIVERSHIP
     If a Default exists, Beneficiary may apply to a court of competent jurisdiction for the appointment of a receiver of the Property, whether or not the value of the Property exceeds the Indebtedness, whether or not waste or deterioration of the Real Property has occurred, and whether or not other arguments based on equity would justify the appointment. Grantor irrevocably consents to such an appointment. Any such receiver shall have all the rights and powers customarily given to receivers in Maryland, including the rights and powers granted to Beneficiary by this Deed of Trust, the power to maintain, lease and operate the Real Property on terms approved by the court, and the power to collect the Rents and apply them to the Indebtedness or otherwise as the court may direct. Once appointed, a receiver may at Beneficiary's option remain in place until the Indebtedness has been paid in full.


19.  FORECLOSURE
     Upon the existence of Default, Beneficiary may immediately proceed to foreclose the lien of this Deed of Trust against all or part of the Real Property by foreclosure sale in accordance with the laws of Maryland.
     Specifically, Grantor declares that, upon the occurrence of Default, Grantor assents to the passing of a decree for the sale of all or part of the Property in accordance with the Real Property Article of the Code of Public General laws of Maryland and subtitle W of the Maryland Rules, as amended or supplemented, and the Trustee, or any other person designated by the Beneficiary shall have the power to and may, and at the request of Beneficiary, shall sell, assign, transfer and deliver, all or any part of the Property, at such time and place in Anne Arundel County, Maryland, as the Beneficiary shall deem advantageous and proper and without regard to any right of Grantor or any other person to the marshaling of assets, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms and after such advertising as Beneficiary shall deem advantageous and proper, after filing any necessary papers in the appropriate court of Anne Arundel County, Maryland, posting any necessary bond, giving public notice and giving notice to Grantor in the manner and at the address specified in Subsection 25.10, all subject to and in accordance with the requirements of applicable law. The Real Property shall be sold at public sale, in one parcel or in such parcels, manner or order as Beneficiary may elect, and any Fixtures or Personal Property encumbered by this Deed of Trust may be sold at the same sale as the Real Property or in one or more separate sales. Beneficiary may require a deposit in the amount of ten percent (10%) of the unpaid principal indebtedness then secured hereby or One Hundred Thousand Dollars ($100,000.00), whichever is greater, to accompany each bid at foreclosure sale or sale in lieu thereof. Any such public sale may be adjourned to another time and place by Beneficiary by announcement at the time and place originally appointed for such sale, without further notice or publication. Upon compliance with the terms of the sale, Beneficiary shall convey by trustee's deed, to and at the cost of the purchaser, the Property so sold, free and clear from all estate, right, title or interest of Grantor at law or in equity. The purchaser shall have no responsibility to see to the application of the purchase money. The proceeds of the sale shall be applied in the following order of priority: (i) to pay all expenses of the sale (including reasonable attorneys' fees and disbursements and a commission to Trustee(s) of not more than five percent (5%) of the bid price ), (ii) to pay all accrued Impositions and receivership costs, and to reimburse the Beneficiary and for amounts advanced to protect the lien and the Property from the effect of any Default, or to enforce the Loan Documents, with interest at the Default Rate, (iii) to amounts owed under the Notes, and (iv) to satisfy any debts secured by liens inferior to the lien of this Deed of Trust. Any surplus shall be paid to Grantor, or to any other person lawfully entitled to receive it, upon the surrender and delivery to the purchaser of possession of the Property sold and conveyed, less any expense of obtaining possession. If all or part of the Property is advertised for sale under the provisions of this Deed of Trust but is not sold, Grantor will pay all expenses of and attending such advertisement and intended sale, including reasonable attorneys' fees, expenses and a Trustee's commission of not more than two percent (2%) of the Indebtedness then due, and the payment of these expenses shall be secured by this Deed of Trust.

     Beneficiary or any of its affiliates may purchase all or part of the Property at any public or judicial sale without forfeiting its right to collect any deficiency from Grantor in respect of Recourse Obligations, and Beneficiary may "credit bid" all or part of the Indebtedness at the sale. Beneficiary, upon any such purchase, shall acquire good title to the properties so purchased, free of the lien of this Deed of Trust, free of all rights of redemption in Grantor and free of all liens and encumbrances subordinate to this Deed of Trust.


20.  WAIVERS
     To the maximum extent permitted by law, Grantor irrevocably and unconditionally WAIVES and RELEASES any present or future rights (a) of redemption (b) that may exempt the Property from any civil process, (c) to appraisal or valuation of the Property, (d) to extension of time for payment, (e) that may subject Beneficiary's exercise of its remedies to the administration of any decedent's estate or to any partition or liquidation action, (f) to any homestead exemption and (g) that in any way would delay or defeat the right of Beneficiary to cause the sale of the Real Property for the purpose of satisfying the Indebtedness. Grantor agrees that the price paid at a lawful foreclosure sale, whether by Beneficiary or by a third party, and whether paid through cancellation of all or a portion of the Indebtedness or in cash, shall conclusively establish the value of the Real Property.


21. EXCULPATION CLAUSE AND RECOURSE ("CARVEOUT") OBLIGATIONS Beneficiary agrees that it shall not seek to enforce any monetary judgment against Grantor except through recourse to the Property and any other property now or hereafter securing all or any part of the Indebtedness, unless the obligation from which the judgment arises is a Recourse Obligation. Recourse Obligations include Beneficiary's costs, expenses (including reasonable attorneys' fees), losses and actual damages caused by (i) waste, not including ordinary wear and tear, unless Grantor fails to maintain Real Property with ordinary care; (ii) fraud or written material misrepresentation by Grantor; (iii) failure to pay taxes, assessments, ground rent or any other lienable impositions as required under the Loan Documents; (iv) misapplication of tenant security deposits, insurance proceeds or condemnation proceeds, or the unavailability to the Beneficiary of condemnation proceeds because a lease of the Real Property grants a tenant the right to a portion of the owner's award (unless that portion is specifically allocated to the tenant's interest by the condemning authority); (v) failure while in monetary default to pay to Beneficiary all rents, income and profits, net of reasonable and customary operating expenses; (vi) failure to perform under the environmental covenants or indemnifications set forth in the Loan Documents; (vii) destruction or removal from the Real Property of fixtures or personal property securing the Loan, unless replaced by items of equal value;
     (viii) terminating, amending or entering into a lease of the Real Property in violation of the Loan Documents; (ix) willful or grossly negligent violation of applicable law; or
     (x) collection of the Loan, including the costs of enforcement of the Loan Documents after the Notes mature by acceleration or lapse of time. Grantor may also assume recourse liability under Loan Documents or other agreements that expressly provide for such personal liability, and such Loan Documents or agreements, if any, shall not be subject to the exculpation from personal liability set forth in this Paragraph.

     In addition, the Grantor shall have personal liability for the entire indebtedness if the Grantor (a) voluntarily transfers or encumbers the Property in violation of the Loan Documents, or (b) files a voluntary petition for
     reorganization  under  the  Bankruptcy  Code  and  has   not
     offered, prior to the filing, to enter into the Beneficiary's choice of either an agreement to permit an uncontested foreclosure or an agreement to deliver a deed in lieu of foreclosure, within sixty days of Beneficiary's acceptance of the offer. Following Beneficiary's acceptance of such an offer, default by the Grantor shall trigger personal liability for the entire indebtedness. No such offer shall be conditioned on any payment by the Beneficiary, on the release of any obligor from any recourse obligation, or on any other concession.


22.  SECURITY AGREEMENT AND FIXTURE FILING
     22.1 Security Agreement
          This Deed of Trust shall be self-operative and shall constitute a Security Agreement pursuant to the provisions of the Maryland Uniform Commercial Code (the "Code") with respect to those items comprising Property that may be subject to a security interest under the Code. Grantor, as debtor, hereby grants Beneficiary, as secured party, a security interest in those items and in all related additions, replacements, substitutions and proceeds, for the purpose of securing the Indebtedness. Grantor hereby agrees to execute and deliver on demand, and irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office, such security agreements, financing statements or other instruments as Beneficiary may require in order to create, perfect, or continue this security interest. Grantor shall pay all related filing fees and costs, all reasonable costs and expenses of any record searches (or their continuations), as Beneficiary may reasonably require. Without the prior written consent of Beneficiary, Grantor shall not create or suffer the creation of any other lien on or security interest in any of the Property subject to the security interest. Upon Default, Beneficiary shall have the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity, and, at Beneficiary's option, Beneficiary may also invoke the remedies provided elsewhere in this Deed of Trust as to such property. Grantor and Beneficiary agree that the rights granted to Beneficiary as secured party under this Section 21 are in addition to rather than a limitation on any of Beneficiary's other rights under this Deed of Trust with respect to the Personal
          Property. No failure to mention any item in a financing statement shall limit the scope of Grantor's assignment of any Property, impair the priority of Beneficiary`s lien on any Personal Property, or alter Beneficiary's rights to Insurance Proceeds and Condemnation Proceeds, except to the extent that a court holds that mention of the item in the Code records was required in order for Beneficiary's interest to enjoy priority over the interests of third parties.
     22.2 Fixture Filing
          This Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of Anne Arundel County, Maryland with respect to any and all fixtures comprising Property. The "debtor" is AIP Properties #3, L.P., a limited partnership organized under Delaware law, the "secured party" is Life Investors Insurance Company of America, a corporation organized under the laws of Iowa, the collateral is as described in Section 22.1 above and the granting clauses in this Deed of Trust, and the addresses of the debtor and secured party are the addresses stated in Subsection 25.10 of this Deed of Trust for notices to such parties.


23.  ENVIRONMENTAL MATTERS
     23.1 Representations
          The Grantor represents as follows:
          (a)  No Hazardous Substances
               To  the best of Grantor's knowledge following  due
               inquiry  as  a duly diligent property  owner,  and
               except  as disclosed in the ESA, the Real Property
               has  been,  and  is,  free of  contamination  from
               Hazardous  Substances, and no Hazardous Substances
               have been released on or about the Real Property.
          (b)  Compliance with Environmental Laws
               The   Real  Property  and  its  current  use   and
               presently  contemplated  uses  comply   with   all
               Environmental  Laws  and, in connection  with  the
               ownership, operation and use of the Real Property,
               all  necessary  permits, licenses, authorizations,
               and   other  consents  and  approvals  have   been
               obtained, and all necessary notices, publications,
               and filings have been made and given, with respect
               to the storage, use, and disposal of any Hazardous
               Substances in, on, or about the Real Property.
          (c)  No Actions or Proceedings
               There  is  no present or, to the best of Grantor's
               knowledge following due inquiry as a duly diligent
               property  owner,  no  past or  threatened  action,
               proceeding  or  investigation by any  governmental
               authority  or  agency related to any suspected  or
               actual  violation  of any Environmental  Law  with
               respect  to,  or  the presence  of  any  Hazardous
               Material on, the Real Property.
     23.2 Covenants
          Grantor covenants as follows:
          (a)  Compliance with Environmental Laws
               Grantor   shall,  and  Grantor  shall  cause   all
               employees,  agents, contractors,  and  tenants  of
               Grantor  and  any  other  persons  present  on  or
               occupying the Real Property, to keep and  maintain
               the   Real   Property  in  compliance   with   all
               Environmental Laws.
          (b)  Notices, Actions and Claims
               The  Grantor  shall immediately advise Beneficiary
               in   writing   of   (i)  any  notices   from   any
               governmental  or  quasi-governmental   agency   or
               authority  of violation or potential violation  of
               any  Environmental Law received by  Grantor,  (ii)
               any and all enforcement, cleanup, removal or other
               governmental  or  regulatory  actions  instituted,
               completed   or   threatened   pursuant   to    any
               Environmental  Law,  (iii)  all  claims  made   or
               threatened  by any third party against Grantor  or
               the    Real    Property   relating   to    damage,
               contribution, cost recovery, compensation, loss or
               injury  resulting  from any Hazardous  Substances,
               and (iv) discovery by Grantor of any occurrence or
               condition on any real property adjoining or in the
               vicinity of the Real Property that could cause the
               Real  Property to become contaminated by  or  with
               Hazardous Substances.
     23.3 Beneficiary's Right to Control Claims
          Beneficiary shall have the right (but not the obligation) to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Substances and to have its related and reasonable attorneys' and consultants' fees paid by Grantor upon demand.
     23.4 Indemnification
          Grantor shall be solely responsible for, and shall indemnify, defend, and hold harmless Beneficiary, Trustees, and their respective directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability of whatever kind or nature, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or after the date of this Deed of Trust) of Hazardous Substances on, in, under or about the Real Property (whether by Grantor, a predecessor in title, any tenant, or any employees, agents, contractor or subcontractors of any of the foregoing or any third persons at any time occupying or present on the Real Property), including, without limitation: (i) personal injury; (ii) death; (iii) damage to property; (iv) all consequential damages; (v) the cost of any required or necessary repair, cleanup or detoxification of the Real Property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (vi) damage to any natural resources; and (vii) all reasonable costs and expenses incurred by Beneficiary or Trustee in connection with clauses (i) through (vi), including but not limited to reasonable attorneys' and consultants' fees; provided, however, that nothing contained in this Section shall be deemed to preclude Grantor from seeking indemnification from, or otherwise proceeding against, any third party including, without limitation, any tenant or predecessor in title to the Real Property. The covenants, agreements, and indemnities set forth in this Section shall be binding upon Grantor and its heirs, successors and assigns, and shall survive repayment of the Indebtedness, foreclosure of the Security, and Grantor's granting of a deed in lieu of foreclosure of the Security. Any costs or expenses incurred by Beneficiary or Trustee for which Grantor is responsible or for which Grantor has indemnified Beneficiary shall be paid to Beneficiary on demand, with interest at the Default Rate from the date incurred by Beneficiary until paid in full, and shall be secured by this Deed of Trust. Without the prior written consent of Beneficiary, Grantor shall not enter into any settlement agreement, consent decree, or other compromise in respect to any claims relating to Hazardous Substances.
     23.5 Environmental Audits
          At such times as Beneficiary reasonably determines that an environmental audit of the Real Property for the presence of Hazardous Substances is necessary in order to determine whether the value of the Real Property has been or may in the future be impaired by the presence of Hazardous Substances on, about or under the Real Property (but no more often than annually unless
          Beneficiary has reason to believe that Hazardous Substances may be present), Grantor shall retain, upon request of Beneficiary, or Beneficiary may retain directly, at the sole cost and expense of Grantor, a licensed geologist, industrial hygienist or an environmental consultant (the "Environmental Consultant") acceptable to Beneficiary to conduct an environmental audit of the Real Property. Grantor shall afford any person conducting an environmental audit access to the Real Property and all materials reasonably requested in connection with the environmental audit. In light of the possible passage of title to Beneficiary as a result of Default, any requirement of an environmental audit by Beneficiary shall be deemed reasonable if a Default exists. Such a requirement shall also be deemed reasonable if Beneficiary has received notice of the likely existence of Hazardous Substances on, about or under the Real Property. Grantor shall pay the actual and reasonable cost and expenses of any environmental audit obtained by Beneficiary within five days of written demand. Grantor shall at Beneficiary's request comply, at its sole cost and expense in the most commercially reasonable manner determined by Grantor, with all recommendations contained in the environmental audit required to bring the Real Property into compliance with all Environmental Laws, or for additional testing and studies to further determine the location, quantity and types of Hazardous Substances detected by an environmental audit.


24.  CONCERNING THE TRUSTEE
     24.1 No Liability
          Trustee will not be liable for any error of judgment or act, or be otherwise responsible or accountable under any circumstances. If the Trustee or anyone acting by virtue of Trustee's powers enters the Real Property, the Trustee will not be personally liable for debts contracted or for liability or damages incurred in the management or operation of the Real Property. Trustee will have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee or believed by
          Trustee in good faith to be genuine. Trustee will be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties and to reasonable compensation for services rendered. Grantor shall, from time to time, pay compensation due Trustee under this Deed of Trust and reimburse Trustee for and save and hold Trustee harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by Trustee in the performance of Trustee's duties.
     24.2 Retention of Money
          All money received by Trustee must, until used or applied, be held in trust for the purposes for which it was received, but need not be segregated in any manner from any other money (except to the extent required by law) and Trustee will have no liability for interest on any money received.
     24.3 Successor Trustees
          Trustee may resign by giving of notice of such resignation in writing to Beneficiary. If Trustee dies, resigns or becomes disqualified from acting in the execution of this Trust or fails or refuses to exercise the same when requested by Beneficiary so to do or if for any reason and without cause Beneficiary prefers to appoint a substitute trustee to act instead of the original Trustee, or any prior successor or substitute trustee, Beneficiary will have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estates, rights, powers and duties of the Trustee.
     24.4 Succession Instruments
          Any new Trustee appointed will, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of Trustee's predecessor. Upon the written request of Beneficiary or of any successor trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee all the estates, properties, rights, powers and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and money held by Trustee to the successor trustee so appointed in Trustee's place.
     24.5 Performance of Duties by Agents
          Trustee may authorize one or more parties to act on Trustee's behalf to perform Trustee's ministerial functions, including, without limitation, the transmittal and posting of any notices.


25.  MISCELLANEOUS
     25.1 Survival of Obligations
          Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and will
          continue   in   full   force  and  effect   until   the
          Indebtedness  and the Obligations have  been  paid  and
          satisfied in full.
     25.2 Further Assurances
          Grantor,  upon the request of Beneficiary  or  Trustee,
          shall  complete,  execute,  acknowledge,  deliver   and
          record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust, to subject any property intended to be covered by this Deed of Trust to the liens and security interests it creates, to place third parties on notice of those liens and security interests, or to correct any defects which may be found in any Loan Document. Grantor irrevocably appoints Beneficiary as its agent to complete, execute, deliver and record or file all such instruments.
     25.3 Recording and Filing
          Grantor  shall  cause  this  Deed  of  Trust  and   all
          amendments,  supplements,  and  substitutions   to   be
          recorded, filed, re-recorded and refiled in such manner and in such places as Beneficiary may reasonably request. Grantor and will pay all recording filing, re-recording and refiling taxes, fees and other charges.
     25.4 No Waiver
          No  deliberate or unintentional failure by  Beneficiary
          to   require  strict  performance  by  Grantor  of  any
          Obligation shall be deemed a waiver, and Beneficiary shall have the right at any time to require strict performance by Grantor of any Obligation.
     25.5 Expenses
          Grantor  shall pay all filing and recording  fees,  and
          all    expenses   incident   to   the   execution   and
          acknowledgment of this Deed of Trust, any supplements or amendments, and any instrument entered into under
          Subsection   25.2.  Grantor  shall  pay  or   reimburse
          Beneficiary,  upon demand, for all costs and  expenses,
          including  appraisal  and  reappraisal  costs  of   the
          Property   and   reasonable   attorneys'   and    legal
          assistants'  fees,  which  Beneficiary  may  incur   in
          connection with enforcement proceedings hereunder,  and
          reasonable   attorneys'  and  legal  assistants'   fees
          incurred by Beneficiary in any other suit, action, legal proceeding or dispute of any kind in which
          Beneficiary is made a party or appears as party plaintiff or defendant, affecting the Indebtedness, this Deed of Trust, or the Property, or required to protect or sustain the lien of this Deed of Trust. Grantor shall be obligated to pay (or to reimburse Beneficiary) for such fees, costs and expenses and
          shall   indemnify  and  hold  Beneficiary  and  Trustee
          harmless from and against any and all loss, cost, expense, liability, damage and claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of Grantor's failure to promptly repay any such fees, costs and expenses.
     25.6 Covenants Running with the Land
          All Obligations are intended by the parties to be and shall be construed as covenants running with the Land.
     25.7 Successors and Assigns
          All of the terms of the Loan Documents shall apply to, be binding upon and inure to the benefit of the successors and assigns of the parties.
     25.8 Severability
          The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall nevertheless be construed and given effect to the extent possible. The invalidity or unenforceability of any provision in a particular
          jurisdiction  shall  neither  invalidate   nor   render
          unenforceable any other provision of the Loan Document in that jurisdiction, and shall not affect the validity or enforceability of that provision in any other jurisdiction. If a provision is held to be invalid or unenforceable as to a particular person or under a
          particular  circumstance,  it  shall  nevertheless   be
          presumed valid and enforceable as to others, or under other circumstances.
     25.9 Usury
          The parties intend that no provision of the Notes or the Loan Documents be interpreted, construed, applied, or enforced so as to permit or require the payment or collection of interest in excess of the highest rate of interest (the "Maximum Permitted Rate") permitted to be paid or collected by applicable law with respect to
          this   transaction.   In  this  regard,   Grantor   and
          Beneficiary each stipulate and agree that it is their common and overriding intent to contract in strict
          compliance  with  applicable usury laws.   Accordingly,
          none of the terms of this Deed of Trust, the Notes or any of the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Permitted Rate. Grantor shall never be liable for interest in excess of the Maximum Permitted Rate. Therefore, (a) in the event that the Indebtedness and Obligations are prepaid or the maturity of the Indebtedness and Obligations is accelerated by reason of an election by Beneficiary, unearned interest shall be canceled and, if theretofore paid, shall either be refunded to Grantor or credited
          on   the  Indebtedness  evidenced  by  the  Notes,   as
          Beneficiary  may  elect;  (b)  the  aggregate  of   all
          interest and other charges constituting interest under applicable laws and contracted for, chargeable or receivable under the Notes and the other Loan Documents
          or   otherwise  in  connection  with  the   transaction
          contemplated thereby shall never exceed the maximum amount of interest, nor produce a rate in excess of the Maximum Permitted Rate and (c) if any excess interest is provided for, it shall be deemed a mistake, and the same shall, at the option of the holder of the Notes, either be refunded to Grantor or credited on the unpaid
          principal   amount  (if  any),  and  the   Indebtedness
          evidenced by the Notes shall be automatically reformed so as to permit only the collection of the interest at
          the   Maximum  Permitted  Rate.   Furthermore,  if  any
          provision  of  the  Notes or  any  of  the  other  Loan
          Documents   is  interpreted,  construed,  applied,   or
          enforced, in such a manner as to provide for interest in excess of the Maximum Permitted Rate, then the parties intend that such provision automatically shall be deemed reformed nunc pro tunc so as to require payment only of interest at the Maximum Permitted Rate.
          If,  for  any  reason  whatsoever,  interest  paid   or
          received   during  the  full  term  of  the  applicable
          indebtedness produces a rate which exceeds the Maximum Permitted Rate, then the amount of such excess shall be deemed credited nunc pro tunc in reduction of the then
          outstanding   principal  amount  of  the  Indebtedness,
          together with interest at such Maximum Permitted Rate. Beneficiary shall credit against the principal of such Indebtedness (or, if such Indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the Maximum Permitted Rate. All sums paid or
          agreed   to  be  paid  to  Beneficiary  for  the   use,
          forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. In connection with all calculations to determine the Maximum Permitted Rate, the parties intend that all charges be excluded to the extent they are properly excludable under applicable usury laws, as they from time to time are determined to apply to this
          transaction.   The  provisions of  this  Section  shall
          control   all  agreements,  whether  now  or  hereafter
          existing  and whether written or oral, between  Grantor
          and Beneficiary.
     25.10     Entire Agreement.
          The   Loan  Documents  contain  the  entire  agreements
          between the parties relating to the financing of the Real Property, and all prior agreements which are not contained in the Loan Documents, other than in any
          Environmental  Agreement,  are  terminated.   The  Loan
          Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
          The Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver,
          discharge,  release or termination  is  asserted.   Any
          alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall be null and void.

     25.11     Notices.
          All notices demands, consents, approvals and other communications given pursuant to this Deed of Trust must be in writing and must be sent by hand, or by telecopy (with a duplicate copy sent by ordinary mail, postage prepaid), or by postage prepaid, certified or registered mail, return receipt requested, or by reputable overnight courier service, postage prepaid, addressed to the party to be notified as set forth below:
          if to Beneficiary:

          Life Investors Insurance Company of America
          c/o AEGON USA Realty Advisors, Inc.
          4333 Edgewood Road, N.E.
          Cedar Rapids, Iowa 52499-5223
          Attn.  Mortgage Loan Department
          Telecopy Number: (319) 369-2188

          if to Grantor:

          AIP Properties #3, L.P.
          6210 North Beltline, Suite 90
          Irving, Texas  75063-2656
          Attn:  David B. Warner
          Telecopy Number: (972) 550-6037

          Notices will be deemed given when delivered to Beneficiary or to Grantor, as applicable (regardless of whether delivered to the persons stated above to receive copies), by hand or when a legible copy is received by telecopier (provided receipt is verified by telephone confirmation or one of the other permitted means of giving Notices under this Subsection), or if mailed, three (3) days after mailing (or on the date of delivery for overnight courier service), with failure to accept delivery constituting delivery for this purpose. The parties agree to use reasonable efforts to provide the copies of Notices required above, but delivery of such copies shall not be required for effective delivery of Notice. Actual notice, however and from whomever given or received, will always be effective Notice when received. Beneficiary may change its address for Notices set forth above by giving at least ten (10) days' prior Notice of such change in writing to Grantor. Grantor may change the addresses for Notices set forth above by giving at least thirty
          (30) days' prior Notice of such change in writing to
          Beneficiary.
     25.12     Counterparts.
          This Deed of Trust may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.
     25.13     Applicable Law.
          This Deed of Trust will be interpreted, construed, applied, and enforced according to, and will be governed by, the laws of the State of Maryland, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this Deed of Trust is instituted or pending, or whether the laws of the State of Maryland otherwise would apply the laws of another jurisdiction.
     25.14     Headings and General Application.
          The section, subsection, and paragraph headings of this Deed of Trust are provided for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of the sections , subsections or paragraphs. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.
     25.15     Sole Benefit.
          This Deed of Trust and the other Loan Documents have been executed for the sole benefit of Grantor and Beneficiary and the successors and assigns of Beneficiary. No other party shall have rights thereunder or be entitled to assume that the parties thereto will insist upon strict performance of their mutual obligations hereunder, any of which may be waived from time to time. Grantor shall have no right to assign any of its rights under the Loan Documents to any party whatsoever.
     25.16     Subrogation.
          If any or all of the proceeds of the Indebtedness or Obligations have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property or to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind (including liens securing the payment of any Impositions), such proceeds have been advanced by Beneficiary at Grantor's request, and to the extent of such funds so used, the Indebtedness and Obligations in this Deed of Trust shall be subrogated to and extend to all of the rights, claims, liens, titles and interests heretofore existing against the Property pursuant thereto to secure the indebtedness or obligation so extinguished, paid, extended or renewed, and the rights, claims, liens, titles and interests of Beneficiary pursuant thereto, shall not be waived but rather shall be continued in full force and effect and in favor of Beneficiary and shall be merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and satisfaction of the Obligations.
     25.17     Release of Claims.
          Grantor hereby RELEASES, DISCHARGES and ACQUITS forever Beneficiary and Trustee and their officers, directors, trustees, agents, employees and counsel (in each case, past, present or future) from any and all Claims existing as of the date hereof (or the date of actual execution hereof by Grantor, if later). As used herein, the term "Claim" shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including court costs, penalties, attorneys' fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, including claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.
     25.18     No Partnership.
          Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Grantor and Beneficiary, or in any way make Beneficiary a co-principal with Grantor with reference to the Property.
     25.19     Payoff Procedures
          If Grantor pays or causes to be paid to Beneficiary all of the Indebtedness, then the Trustee's interest in the Real Property shall cease, and upon receipt by Beneficiary of such payment, Beneficiary shall either
          (a) assign the Loan Documents and endorse the Notes (in either case without recourse or warranty of any kind) to a takeout lender, upon payment of an administrative fee of $750, or (b) release this Deed of Trust.


     IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust as of the date first set forth above.

                               AIP PROPERTIES #3, L.P.,
                               a      Delaware      limited
                                partnership

                               By     AIP Properties #3 GP,
                                Inc.,
                                     a Texas corporation,
                                     its General Partner


                                                         By
                               ________________[SEAL]
                                         David B. Warner
                                         Vice President

STATE OF       )
                              )  SS.
COUNTY OF                )


          I HEREBY CERTIFY that on this ___ day of November, 1996, before me, _____________________________, a Notary Public in and for the State and County aforesaid, personally appeared David B. Warner, who acknowledged himself to be Vice President of AIP Properties #3 GP, Inc., a corporation organized under the laws of Delaware and the General Partner of AIP Properties #3, L.P., a limited partnership organized under the laws of Delaware, and that, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself as such Vice President of AIP Properties #3 GP, Inc.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              _________________________________
                                        Notary Public


My Commission Expires:

(NOTARIAL SEAL)


                    ATTORNEY'S CERTIFICATION

          I HEREBY CERTIFY that the foregoing document was prepared by or under the supervision of the undersigned, an attorney duly licensed to practice before the Court of Appeals of Maryland.



                              _________________________________
                                                  , Attorney

                            EXHIBIT A

                            EXHIBIT B